Exhibit 99.1

Constar International, Inc.

Consolidated Statements of Operations

($ in thousands)

(Unaudited)

	March 31, 2009	February 28, 2009
Net sales	$57,050	$49,643

Cost of products sold, excluding depreciation	49,130	44,794
Depreciation	2,447	2,364

Gross profit	5,473	2,485

Selling and administrative expenses	1,629	1,317
Research and technology expenses	767	462
Provision for restructuring	219	111

Total operating expenses	2,616	1,890

Operating income (loss)	2,858	596

Interest expense	1,540	1,258
Other (income) expense, net	601	369
Reorganization Costs	2,614	720

Income (Loss) before taxes	(1,897)	(1,752)
(Provision) benefit for income taxes	81	35
Discontinued operations	(1)	(11)

Net Income (loss)	$(1,817)	$(1,728)

**	Interest expense excludes interest of 1,604 on Long-Term Debt at March 31, and February 28, 2009

Numbers are subject to final March closing entries prior to filing its First Quarter Form 10Q.

Constar International Inc.

Consolidated Balance Sheets

($ in thousands)

(Unaudited)

($ in thousands)	March 31, 2009	February 28, 2009
Assets

Current Assets
Cash and cash equivalents	$2,369	$4,568
Restricted Cash	9,327	9,327
Accounts receivable, net	52,922	50,741
Inventories, net	52,770	52,056
Prepaid expenses and other current assets	24,794	25,647
Current assets from Discontinued Operations	323	310

Total current assets	142,506	142,649

Property, plant and equipment, net	128,545	129,424
Goodwill	148,813	148,813
Other assets	1,508	1,131
Non-current assets from Discontinued Operations	—	—
Total assets

	$421,371	$422,017

Liabilities and Stockholders’ Deficit

Current Liabilities
Revolver	$12,264	$—
Current Maturities of Long-Term Debt	220,000	220,000
Accounts payable and accrued liabilities (of which $16,545 and $50,331 is pre-petition at March 31 and February 28, 2009, respectively)	120,586	132,028
Income taxes payable	79	109
Current liabilities from Discontinued Operations	103	89

Total current liabilities	353,031	352,226

Long-term debt, net of current portion (subject to compromise)	175,000	175,000
Pension and post-retirement liabilities	38,139	38,056
Deferred income taxes	896	2,101
Other liabilities	17,267	18,727
Non-current liabilities from Discontinued Operations	734	702

Total liabilities	585,067	586,812

Stockholders’ deficit	(163,696)	(164,795)

Total liabilities and stockholders’ deficit	$421,371	$422,017

**	Accrued Interest excludes interest on Long-Term Debt of $4,812 and $3,604 at March 31 and February 28, 2008, respectively.

Numbers are subject to final March closing entries prior to its filing of its First Quarter Form 10-Q.

Constar International Inc.

Consolidated Statement of Cash Flows

($ in thousands)

(Unaudited)

($ in thousands)	Three Months Ended March 31, 2009	Two Months Ended February 28, 2009
Cash flows from operating activities:
Net income (loss)	$(3,606)	$(1,789)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain on sale of Assets	—	—
Depreciation and amortization	7,175	4,750
Stock based compensation	—	—
Changes in assets and liabilities, net	5,354	18,948

Net cash provided by operating activities	8,923	21,909

Cash flows from investing activities:
Purchases of property, plant and equipment	(3,765)	(2,284)
Restricted Cash to collateralize Interest Rate Swap	(9,327)	(9,327)

Net cash used in investing activities	(13,092)	(11,611)

Cash flows from financing activities:
Net change in Revolver Loan	(7,736)	(20,000)

Cash flows provided by (used in) financing activities	(7,736)	(20,000)

Effect of exchange rate changes on cash and cash equivalents	(18)	(22)

Net change in cash and cash equivalents	(11,923)	(9,724)
Cash and cash equivalents at beginning of period	14,292	14,292

Cash and cash equivalents at end of period	$2,369	$4,568

Constar US Operations

(Debtor-in-Possession)

Condensed Statements of Operations (1)

($ in thousands)

(Unaudited)

	March 2009	February 2009
Net sales	$47,859	$41,087

Cost of products sold, excluding depreciation	40,563	36,467
Depreciation	2,162	2,091

Gross profit	5,133	2,529

Selling and administrative expenses	1,506	1,176
Research and technology expenses	681	379
Provision for restructuring	219	111

Total operating expenses	2,406	1,667

Operating income (loss)	2,727	862

Interest expense **	1,540	1,257
Intercompany Interest (income) expense	(187)	(139)
Other (income) expense, net	(107)	10
Reorganization Costs	2,614	720

Income (Loss) before taxes	(1,133)	(986)
(Provision) benefit for income taxes	23	(19)
Discontinued operations	(1)	(11)

Net Income (loss)	$(1,112)	$(1,017)

**	Interest expense excludes interest of 1,604 on Long-Term Debt at March 31, and February 28, 2009.
(1)	Combined Statements include Constar Inc., Constar International, Inc., Constar Foreign Holdings, BFF Inc. and DT, Inc.

Constar US Operations

(Debtor-in-Possession)

Combined Balance Sheet (1)

($ in thousands)

(Unaudited)

	March 2009	February 2009
Current Assets
Cash and cash equivalents	$725	$2,643
Restricted Cash	9,327	9,327
Accounts receivable, net	37,873	37,336
Intercompany Borrowings	26,132	22,698
Inventories, net	42,040	41,956
Prepaid expenses and other current assets	23,996	24,730
Current assets from Discontinued Operations	323	310

Total current assets	140,417	139,000

Property, plant and equipment, net	110,759	111,836
Goodwill	148,813	148,813
Other assets	1,120	1,115
Non-current assets from Discontinued Operations	—	—

Total assets	$401,108	$400,764

Current Liabilities
Debtor in possession credit agreement	12,264	0
Current Maturities of Long-Term Debt	220,000	220,000
Accounts payable and accrued liabilities (of which $13,023 and $37,436 is pre-petition at March 31, and February 28, 2009, respectively)	104,159	114,626
Income taxes payable	79	109
Current liabilities from Discontinued Operations	103	89

Total current liabilities	336,605	334,824

Long-term debt, net of current portion (subject to compromise)	175,000	175,000
Pension and post-retirement liabilities	35,195	35,140
Deferred income taxes	896	2,101
Other liabilities	17,267	18,727
Non-current liabilities from Discontinued Operations	734	702

Total liabilities	565,697	566,494

Stockholders’ deficit	(164,589)	(165,730)

Total liabilities and stockholders’ deficit	$401,108	$400,764

**	Accrued Interest excludes interest on Long-Term Debt of $4,812 and $3,604 at March 31 and February 28, 2009, respectively.
(1)	Combined Statements include Constar Inc., Constar International, Inc., Constar Foreign Holdings, BFF Inc. and DT, Inc.

Constar US Operations

(Debtor-in-Possession )

Combined Statement of Cash Flows (1)

($ in thousands)

(Unaudited)

($ in thousands)	Three Months Ended March 2009	Two months Ended February 2009
Cash flows from operating activities:
Net income (loss)	$(2,887)	$(1,963)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	6,375	4,216
Changes in assets and liabilities, net	11,113	21,936

Net cash provided by operating activities	14,602	24,189

Cash flows from investing activities:
Purchases of property, plant and equipment	(3,349)	(2,267)
Restricted Cash to collateralize Interest Rate Swap	(9,327)	(9,327)

Net cash used in investing activities	(12,676)	(11,594)

Cash flows from financing activities:
Net change in Revolver Loan	(7,736)	(20,000)
Net change in Intercompany Borrowings	(6,902)	(3,390)

Cash flows provided by (used in) financing activities	(14,639)	(23,390)

Effect of exchange rate changes on cash and cash equivalents	—	—

Net change in cash and cash equivalents	(12,713)	(10,795)
Cash and cash equivalents at beginning of period	13,438	13,438

Cash and cash equivalents at end of period	$725	$2,643

(1)	Combined Statements include Constar Inc., Constar International, Inc., Constar Foreign Holdings, BFF Inc. and DT, Inc.

ATTACHMENT 1

MONTHLY ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Constar US Operations Reporting period beginning: 3/1/09	Period ending: 3/31/09

ACCOUNTS RECEIVABLE RECONCILIATION

(Include all accounts receivable, pre-petition and post-petition, including charge card sales which have not been received):

Beginning of Month Balance	$37,336

PLUS: Current Month New Billings	$54,818

MINUS: Collection During the Month	$(54,769)

PLUS/MINUS: Adjustment or Write-downs	$488

End of Month Balance	$37,873

POST PETITION ACCOUNTS RECEIVABLE AGING

(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	Over 90 days	Total
$33,574	$2,284	$216	$1,799	$37,873

ATTACHMENT 3

INVENTORY AND FIXED ASSETS REPORT

Constar US Operations Reporting period beginning: 3/01/09	Period ending: 3/31/09

Inventory Report

Inventory Balance at Petition Date:	$41,595

Inventory Reconciliation:
Inventory Balance at Beginning of Month	$41,959 (a)
PLUS: Inventory Purchased During Month	$41,096
MINUS: Inventory Used or Sold	$(40,815)
PLUS/MINUS: Adjustment or Write-downs	$(176)

Inventory on Hand at End of Month	$42,064

METHOD OF COSTING INVENTORY : Standard Cost

(a) the adjustment was for a change in the lower of cost or market conditions.

INVENTORY AGING

(Show the total for each aging category for all accounts receivable)

0-30 days	31-60 days	61-90 days	Over 90 days	Total
97%	1%	1%	1%	100%

FIXED ASSET REPORT

FIXED ASSETS RECONCILIATION:
Fixed asset Book Value at Beginning of Month	$112,719

MINUS: Depreciation Expense	$2,141

PLUS: New Purchased	$1,082

PLUS/MINUS: Adjustments or write-downs	$111,660

Constar International UK Limited

(Debtor-in-Possession)

Condensed Statements of Operations

($ in thousands)

(Unaudited)

	March 2009	February 2009
Net sales	$8,344	$7,724

Cost of products sold, excluding depreciation	7,569	7,368
Depreciation	220	200

Gross profit	555	156

Selling and administrative expenses	66	89
Research and technology expenses	87	82

Total operating expenses	153	172

Operating income (loss)	402	(16)

Interest expense **	—	—
Intercompany Interest (income) expense	239	184
Other (income) expense, net	709	358

Income (Loss) before taxes	(546)	(558)
(Provision) benefit for income taxes	—	—

Net Income (loss)	$(546)	$(558)

Condensed Statements exclude US GAAP adjustments for pension and post retirement

Constar International UK Limited

(Debtor-in-Possession)

Condensed Balance Sheet

($ in thousands)

(Unaudited)

	March 2009	February 2009
Assets
Current Assets
Cash and cash equivalents	$764	$1,118
Accounts receivable, net	12,881	11,288
Inventories, net	7,936	7,476
Prepaid expenses and other current assets	464	176
Total current assets	22,044	20,059

Property, plant and equipment, net	14,111	14,018
Other assets	388	392

Total assets	$36,544	$34,469

Liabilities and Stockholders’ Deficit

Current Liabilities
Intercompany Borrowings	34,852	30,690
Accounts payable and accrued liabilities (of which $3,522 and 12,895 is pre-petition at March 31, and February 28, 2009, respectively)	14,412	15,911

Total current liabilities not subject to comprise	49,264	46,602

Total liabilities	49,264	46,602

Stockholders’ deficit	(12,719)	(12,133)

Total liabilities and stockholders’ deficit	$36,545	$34,469

Condensed	Statements exclude US GAAP adjustments for pension and post retirement

Constar International UK Limited

(Debtor-in-Possession)

Combined Statement of Cash Flows

($ in thousands)

(Unaudited)

($ in thousands)	Three Months Ended March 2009	Two months Ended February 2009
Cash flows from operating activities:
Net income (loss)	$(251)	$295
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	622	401
Changes in assets and liabilities, net	(5,664)	(1,791)

Net cash provided by operating activities	(5,294)	(1,094)

Cash flows from investing activities:
Purchases of property, plant and equipment	(412)	(100)

Net cash used in investing activities	(412)	(100)

Cash flows from financing activities:
Net change in Intercompany Borrowings	5,971	1,820

Cash flows provided by (used in) financing activities	5,971	1,820

Effect of exchange rate changes on cash and cash equivalents	(8)	(13)

Net change in cash and cash equivalents	258	612
Cash and cash equivalents at beginning of period	506	506

Cash and cash equivalents at end of period	$764	$1,118

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	March 2009

OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	yes
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	n/a		yes
Schedule of Professional Fees Paid	MOR-1b	yes
Copies of bank statements		n/a
Cash disbursement journals		n/a
Statement of Operations	MOR-2	n/a
Balance Sheet	MOR-3	n/a
Status of Postpetition Taxes	MOR-4	n/a		yes
Copies of IRS Form 6123 or payment receipt		n/a
Copies of tax returns filed during reporting period		n/a
Summary of Unpaid Postpetition Debts	MOR-4	n/a
Listing of aged accounts payable	MOR-4	n/a
Accounts Receivable Reconciliation and Aging	MOR-5	yes
Debtor Questionnaire	MOR-5	yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ WALTER SOBON	April 24, 2009
Walter Sobon	Date
Executive Vice President and
Chief Financial Officer

Printed Name of Authorized Individual	Title of Authorized Individual

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	March 2009

Constar International Inc., #08-13432 (PJW)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

BFF Inc., #08-13434 (PJW)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar Foreign Holdings, Inc., #08-13435 (PJW)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar, Inc., #08-13436 (PJW)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	65,705,000
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	65,705,000

DT Inc., #08-13437 (PJW)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	0
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	0

Constar International UK Limited, #08-13438 (PJW)

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES
TOTAL DISBURSEMENTS	£9,226,694
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	—
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	—

TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	£9,226,694

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	March 2009

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period Covered	Payor	Payment Date	Amount Paid		Year-To-Date
Retained Professional				Fees	Expenses	Fees	Expenses
EPIQ (1)	February	08-13436 (PJW)	2/19/2009	3,291.30	436.91	3,291.30	436.91
Greenhill & CO, LLC (1)	February	08-13436 (PJW)	2/4/2009	125,000.00
PriceWaterhouseCoopers, LLC	March	08-13436 (PJW)	3/24/2009	244,248.00		244,248.00
Greenhill & CO, LLC	March	08-13436 (PJW)	3/5/2009	125,000.00	3,852.00
Wilmer Hale	March	08-13436 (PJW)	3/13/2009	362,088.40	11,020.86	362,088.40	11,020.86
Greenhill & CO, LLC	March	08-13436 (PJW)	3/17/2009	125,000.00	768.00	375,000.00	4,620.00
Bayard, P.A.	March	08-13436 (PJW)	3/26/2009	67,374.80	3,923.13
Bayard, P.A.	March	08-13436 (PJW)	3/26/2009	3,927.89	3,215.56	71,302.69	7,138.69

Note	1: February’s Operating Report did not list these payments and are reflected here

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	March 2009

STATUS OF POSTPETITION TAXES

The undersigned verifies that, to the best of his knowledge, all undisputed postpetition tax obligations, including but not limited to payroll, income, franchise and other taxes, have been paid by the Debtors to the proper taxing authorities when due.

By:	/s/ WALTER SOBON
Name:	Walter Sobon
Title:	Executive Vice President and
Chief Financial Officer

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	March 2009

STATUS OF BANK RECONCILIATION

The undersigned verifies that, to the best of his knowledge, all of the Debtors' March 31, 2009 bank balances have been reconciled in an accurate and timely manner.

By:	/s/ WALTER SOBON
Name:	Walter Sobon
Title:	Executive Vice President and
Chief Financial Officer

In re	Constar International Inc. et al.	Case No.	08-13432 (PJW)
	Debtors	Reporting Period:	March 2009

DEBTOR QUESTIONNAIRE

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		x

3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x

4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		x

Payments between Debtor and non-Debtor entities

Payment type	From	To	GBP k
Loan	Constar International U.K. Limited	Constar International Holland (Plastics) B.V.	£185
Loan	Constar International Holland (Plastics) B.V.	Constar International U.K. Limited	£0
Trade	Constar International U.K. Limited	Constar International Holland (Plastics) B.V.	£164
Trade	Constar International Holland (Plastics) B.V.	Constar International U.K. Limited	£129